                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                                 MARCH 31, 2000

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Company Profile.............................................      5
Operating Highlights/Capital Structure......................    6-7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................      8
Same Property Activity......................................      9
Portfolio Highlights and Leasing Activity...................     10
Portfolio Summary...........................................     11
Portfolio Detail -- by Region...............................  12-15
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................     16
Tenant Concentration........................................     17
Segment Concentration.......................................     18
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................     19
Consolidated Balance Sheets.................................     20
Summary of Outstanding Debt.................................     21
Schedule of Mortgage Debt Maturities........................     22

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                                 MARCH 31, 2000

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 55 shopping centers, comprised of 47 community shopping centers, two regional malls and 6 single tenant facilities comprising 11 million square feet of total shopping center gross leasable area (GLA) and 9.4 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, March 31, 2000 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1999 Form 10-K and 2000 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Senior Vice President and Chief Financial Officer or Ed Stokx, Vice President and Controller, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax
(310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                                 MARCH 31, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                               THREE MONTHS ENDED
                                                                    MARCH 31,
                                                              ---------------------
                                                               2000          1999
                                                              -------      --------
OPERATING HIGHLIGHTS
  Funds From Operations (FFO)
     FFO - Basic............................................  $ 8,942      $ 10,702
     FFO - Diluted(1).......................................  $12,216      $ 14,169
     FFO per share - Basic..................................  $  0.32      $   0.35
     FFO per share - Diluted(1).............................  $  0.33      $   0.36
  Net income Available to Common Shareholders...............  $ 2,720      $ 20,892

     Net Income Per Share - Basic...........................  $  0.10      $   0.83

     Net Income Per Share - Diluted.........................  $  0.10      $   0.60

  EBITDA....................................................  $23,389      $ 23,599

  Funds Available for Distribution (FAD)....................  $ 9,097      $ 10,864

     FAD per share - Basic..................................  $  0.32      $   0.36

  Dividends Per Share.......................................  $  0.21      $   0.36

  Interest Expense Coverage Ratios

     Based on EBITDA........................................      1.6           1.8

     Based on EBITDA - Excluding Debentures.................      2.0           2.5

  General & Administrative Expense..........................  $ 1,307      $  1,530

     G&A as % of Total Rental Revenue.......................      5.1%          5.7%

  Ratio of Expense Recoveries to Recoverable Expenses.......     88.8%         87.7%

  Ratio of Operating Expenses to Total Rental Revenue.......     34.0%         34.6%

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                                 MARCH 31, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                 THREE MONTHS ENDED
                                                                     MARCH 31,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
EQUITY INFORMATION
  Units Outstanding at End of Period........................   1,759,442     4,938,240
  Common Outstanding at End of Period.......................  26,686,488    24,437,348
                                                              ----------    ----------
  Total Units and Common Shares Outstanding at End of
     Period.................................................  28,445,930    29,375,588
                                                              ==========    ==========
  Basic Weighted Average Units Outstanding..................   1,664,147     4,940,907
  Basic Weighted Average Common Shares Outstanding..........  26,647,968    25,243,256
                                                              ----------    ----------
  Basic Weighted Average Units and Common Shares
     Outstanding............................................  28,312,115    30,184,163
  Number of Common Shares Attributed to Convertible and
     Exchangeable Debentures(1).............................   8,808,222     9,366,389
                                                              ----------    ----------
  Diluted Weighted Average Common Shares and Common Share
     Equivalents............................................  37,120,337    39,550,552
                                                              ==========    ==========

                                                                            AS OF
                                                          -----------------------------------------
                                                          MARCH 31,    DECEMBER 31,    DECEMBER 31,
                                                            2000           1999            1998
                                                          ---------    ------------    ------------
                                                              (IN THOUSAND, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
  Stock Price Activity During Period
     High...............................................  $  10.50       $  13.00       $    12.94
     Low................................................  $   5.94       $   9.06       $     9.50
  Common Stock Price at End of Period...................  $   6.38       $   9.69       $    12.25
  Equity Market Capitalization..........................  $181,485       $274,253       $  371,481
  Fixed-Rate Debt.......................................   277,290        260,928          260,491
  Floating-Rate Debt....................................   280,251        263,540          236,895
  Subordinated Debentures...............................   158,548        158,548          168,599
                                                          --------       --------       ----------
  Total Capitalization..................................  $897,574       $957,269       $1,037,466
                                                          ========       ========       ==========
  Total Capitalization Assuming Conversion of
     Debentures.........................................  $795,222       $884,073       $  983,608
                                                          ========       ========       ==========
  Debt-to-Total Capitalization..........................      79.8%          71.4%            64.2%
  Debt-to-Total Capitalization Assuming Conversion of
     Debentures.........................................      70.1%          59.3%            50.6%

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS if they are antidilutive.

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                              AS OF MARCH 31, 2000

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1999........................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                              (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Awards to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (596,101)                              (596,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Awards to Employees.........      11,746                 --              11,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Awards to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
  Units Converted to Shares.....................      22,375            (22,375)                 --
  Units Retired through Sale of Assets..........          --           (159,523)           (159,523)
  Issuance of Stock Awards to Employees.........     480,658                 --             480,658
                                                  ----------         ----------          ----------
Balance, December 31, 1999......................  26,647,968          1,654,725          28,302,693
  Units Issued..................................          --            104,717             104,717
  Issuance of Stock Awards to Employees.........      38,520                 --              38,520
                                                  ----------         ----------          ----------
Balance, March 31, 2000.........................  26,686,488          1,759,442          28,445,930
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company.

                               CENTER TRUST, INC.

                             SAME PROPERTY ACTIVITY
                                 MARCH 31, 2000
                                 (IN THOUSANDS)

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               2000       1999      % CHANGE
                                                              -------    -------    --------
COMMUNITY SHOPPING CENTERS(1)
Revenues:
     Rental Revenue.........................................  $19,093    $18,746        1.9%
     Recoveries from Tenants................................    5,080      4,818        5.4%
     Other Income...........................................      162        190      -14.7%
                                                              -------    -------
          Total Revenues....................................   24,335     23,754        2.4%
Expenses:
  Recoverable Operating Expenses............................    5,251      5,155        1.9%
  Other Operating Expenses..................................      510        502        1.6%
                                                              -------    -------
          Total Expenses....................................    5,761      5,657        1.8%
                                                              -------    -------
Net Operating Income........................................  $18,574    $18,097        2.6%
                                                              =======    =======
          Total Properties..................................       46         46
                                                              =======    =======
Percentage Leased...........................................     95.9%      92.7%
                                                              =======    =======
Average Base Rent per square foot...........................  $ 11.22    $ 11.08
                                                              =======    =======

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               2000       1999      % CHANGE
                                                              -------    -------    --------
REGIONAL MALLS
Revenues:
     Rental Revenue.........................................  $ 4,451    $ 4,513       -1.4%
     Recoveries from Tenants................................    2,187      2,453      -10.8%
  Other Income..............................................      755        773       -2.3%
                                                              -------    -------
          Total Revenues....................................    7,393      7,739       -4.5%
Expenses:
  Recoverable Operating Expenses............................    2,946      3,012       -2.2%
  Other Operating Expenses..................................       28          6      366.7%
                                                              -------    -------
          Total Expenses....................................    2,974      3,018        1.5%
                                                              -------    -------
Net Operating Income........................................  $ 4,419    $ 4,721       -6.4%
                                                              =======    =======
          Total Properties..................................        2          2
                                                              =======    =======
Percentage Leased...........................................     91.3%      89.1%
                                                              =======    =======
Average Base Rent per square foot...........................  $ 15.23    $ 16.33
                                                              =======    =======

Same Store properties are those which were owned as of January 1, 1999.
---------------
(1) Excludes Marshall's Plaza, Pacific Linen Plaza and Westgate North Shopping Center which we are currently repositioning with new anchors.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                              AS OF MARCH 31, 2000

                                                                         AS OF
                                                       ------------------------------------------
                                                       MARCH 31,     DECEMBER 31,    DECEMBER 31,
                                                          2000           1999            1998
                                                       ----------    ------------    ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
     Community Shopping Centers......................   7,518,541      7,547,955       7,887,404
     Regional Malls..................................   1,328,109      1,178,109       1,178,009
     Single Tenant Facilities........................     564,842        672,007       1,119,212
       Total Company Owned GLA.......................   9,411,492      9,398,071      10,184,625
Percentage Leased
     Community Shopping Centers......................        95.3%          95.0%           91.9%
     Regional Malls..................................        91.3%          90.9%           90.9%
     Single Tenant Facilities........................       100.0%         100.0%          100.0%
       Overall Portfolio.............................        95.0%          94.9%           92.7%
  Average Base Rent
     Community Shopping Centers
       Anchor........................................  $     8.70    $      8.70     $      9.14
       Pad...........................................  $    15.12    $     15.05     $     14.59
       Shop..........................................  $    15.43    $     15.32     $     14.79
       Overall.......................................  $    11.15    $     11.11     $     11.26
     Regional Malls
       Anchor........................................  $    10.61    $     11.75     $     11.69
       Pad...........................................  $    18.61    $     18.61     $     17.99
       Shop..........................................  $    23.88    $     24.20     $     22.92
       Overall.......................................  $    15.23    $     16.70     $     16.16
     Single Tenant Facilities........................  $     5.43    $      5.97     $      6.37
       Overall Portfolio.............................  $    11.34    $     11.40     $     11.23
  Number of Properties
     Community Shopping Centers......................          47             47              49
     Regional Malls..................................           2              2               2
     Single Tenant Facilities........................           6              7              12
       Overall Portfolio.............................          55             56              63

                                                                THREE
                                                                MONTHS
                                                                ENDED
                                                              MARCH 31,
                                                              ----------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
  Space Vacated
     Number of Leases.......................................         16
     Gross Leasable Area....................................     56,649
     Base Rent per Square Foot..............................   $  12.24
  New Leases Executed
     Number of Leases.......................................         18
     Gross Leasable Area....................................    113,324
     Base Rent per Square Foot..............................   $  11.82
  Lease Renewals Executed
     Number of Leases.......................................         39
     Gross Leasable Area....................................    139,137
     New Annual Base Rent per Square Foot...................   $  15.18
     Percentage Change from Prior...........................        .69%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................         67
     Gross Leasable Area....................................    193,286
     New Annual Base Rent per Square Foot...................   $  16.44
     Percentage Change from Prior...........................        5.0%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                              AS OF MARCH 31, 2000

                                                NUMBER                 TOTAL LEASED GLA                COMPANY
                                                  OF                   ----------------                 OWNED     PERCENT
                                              PROPERTIES    ANCHOR           PAD            SHOP         GLA      LEASED
                                              ----------   ---------   ----------------   ---------   ---------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................      11         881,626       110,555          644,626   1,751,453     93.5%
Northern and Central California Region......       7         348,261        11,808          348,386     771,380     91.8%
Southern California Region..................      23       2,666,363       350,102          787,867   3,936,695     96.6%
Southwest Region............................       6         633,313        57,523          323,495   1,059,013     95.8%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................      47       4,529,563       529,988        2,104,374   7,518,541     95.3%
REGIONAL MALLS..............................       2         759,515        78,594          374,655   1,328,109     91.3%
SINGLE TENANT FACILITIES....................       6         560,942         3,900               --     564,842    100.0%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL PORTFOLIO...................      55       5,850,020       612,482        2,479,029   9,411,492     95.0%
                                                  ==       =========       =======        =========   =========    =====

                                                               AVERAGE
                                                                BASE
                                               ANNUALIZED       RENT
                                               BASE RENT     PER SQ. FT.
                                              ------------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................  $ 17,931,577     $10.95
Northern and Central California Region......     7,413,025      10.50
Southern California Region..................    46,209,596      12.15
Southwest Region............................     8,329,804       8.21
                                              ------------     ------
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................    79,884,002      11.15
REGIONAL MALLS..............................    18,470,283      15.23
SINGLE TENANT FACILITIES....................     3,077,083       5.45
                                              ------------     ------
          TOTAL PORTFOLIO...................  $101,431,368     $11.34
                                              ============     ======

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    1986        70,837       --     62,210     150,163    88.6%   $  1,424,843
    Covington, WA
  Fairwood Shopping Center..........    1995       109,249   10,777     81,476     206,753    97.5       1,970,302
    Renton, WA
  Frontier Village Shopping             1993        68,473   22,023     49,999     153,320    91.6       1,448,139
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     66,371     262,314    96.2       2,237,672
    Gresham, OR
  The Medford Center................    1998       196,032   17,432     85,111     327,545    91.2       2,530,870
    Medford, OR
  Pacific Linen Plaza...............    1988            --       --     44,432      69,432    64.0         831,322
    Lynnwood, WA
  Pavilions' Centre.................    1995       123,562       --     76,647     200,209   100.0       3,061,957
    Federal Way, WA
  Ross Center.......................    1987        53,331    7,000     70,944     132,465    99.1       1,566,263
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     38,267      67,287   100.0         835,248
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     29,106      77,944   100.0         963,308
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   11,836     40,063     104,021    86.3       1,061,653
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               881,626  110,555    644,626   1,751,453    93.5      17,931,577
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     12,740      14,115    90.3          91,659
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     67,928     168,596    95.0       1,650,279
    Madera, CA
  Marshall's Plaza..................    1989        27,000       --     33,715      79,000    76.9         714,974
    Modesto, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    $10.71      Safeway, Rite-Aid
    Covington, WA
  Fairwood Shopping Center..........      9.71      Safeway, Ace Hardware, Pic
    Renton, WA                                      'N' Save, Quality Food
                                                    Centers
  Frontier Village Shopping              10.31      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.87      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse
  The Medford Center................      8.48      Cinemark Theatres, Sears,
    Medford, OR                                     Emporium, Payless*,
                                                    Safeway*, Circuit City, 24
                                                    Hour Fitness
  Pacific Linen Plaza...............     18.71
    Lynnwood, WA
  Pavilions' Centre.................     15.29      Quality Food Centers,
    Federal Way, WA                                 Barnes & Noble, Blockbuster
                                                    Music, Petco, JoAnn ETC.
  Ross Center.......................     11.93      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.41      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.36      T.J. Maxx, Pier 1 Imports
    Vancouver, WA
  Westgate North Shopping Center....     11.82      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.95
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.19
    Bakersfield, CA
  Madera Marketplace................     10.30      Wal-Mart*, Pak-N-Sav
    Madera, CA
  Marshall's Plaza..................     11.78      Marshall's
    Modesto, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Mineral King Plaza................    1983            --       --     33,760      39,060    86.4%   $    497,801
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     86,267     153,999    92.5       1,631,695
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     46,699     127,547    98.5       1,393,206
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     67,277     189,063    91.5       1,433,411
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      348,261   11,808    348,386     771,380    91.8       7,413,025
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............    1980       149,300    5,623     18,616     178,889    97.0         683,836
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   27,341     31,842     163,405    95.1       2,268,522
    Chino, CA
  Covina Town Square................    1997       266,383   15,918     63,618     359,611    96.2       5,123,723
    Covina, CA
  Date Palm Center..................    1987        99,919       --     12,937     117,362    96.2       1,693,651
    Cathedral City, CA
  El Camino North...................    1982        76,582  133,024     65,141     294,173    93.4       3,391,277
    Oceanside, CA
  Fire Mountain Center..............    1987        44,481   23,432     24,465      92,378   100.0       1,821,147
    Oceanside, CA
  Fullerton Town Center.............    1987       177,653   19,722     33,144     255,687    90.2       3,612,972
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     15,905      65,987    94.4         947,666
    Gardena, CA
  Huntington Center.................    1989       105,879    4,365         --     110,244   100.0       1,285,121
    Huntington Beach, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     51,263     165,047    98.8       1,551,250
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     58,239     231,143    94.8       1,355,624
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0       1,309,621
    Bellflower, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Mineral King Plaza................    $14.75      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.46      T. J. Maxx, Longs Drugs
    Moraga, CA
  Rosedale Village Shopping              11.09      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.29      Big 5 Sporting Goods
    Sacramento, CA
                                        ------
Northern & Central California            10.46
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............      3.94      Sears, Mervyn's
    El Centro, CA
  Country Fair Shopping Center......     14.60      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Covina Town Square................     14.81      Home Depot, Staples,
    Covina, CA                                      PETsMART, Michael's, AMC
                                                    Theatres*
  Date Palm Center..................     15.01      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     12.34      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Ross Stores,
                                                    Steinmart
  Fire Mountain Center..............     19.71      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     15.67      Price Club*, AMC Theatres,
    Fullerton, CA                                   Toys 'R' Us, Office Depot
  Gardena Gateway Center............     15.22      Marukai (Rite-Aid), 99
    Gardena, CA                                     Ranch Market
  Huntington Center.................     11.66      Toys 'R' Us, Albertson's
    Huntington Beach, CA
  Kenneth Hahn Plaza................      9.51      Food 4 Less, Pic 'N' Save
    Los Angeles, CA                                 Rite-Aid, Super Trak Auto
  La Verne Towne Center.............      6.19      Target, Top Valu
    La Verne, CA                                    (Albertson's)
  Lakewood Plaza....................     11.54      Stater Bros. (Albertson's),
    Bellflower, CA                                  Staples

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Loma Square.......................    1980        96,514       --    111,670     210,704    98.8%   $  2,825,647
    San Diego, CA
  Montebello Town Square............    1992       210,533    7,879     25,167     250,438    97.3       2,712,175
    Montebello, CA
  Mountain Square Shopping Center...    1988       185,945       --     70,099     273,189    93.7       3,098,242
    Upland, CA
  North County Plaza................    1987        43,610   28,720     72,045     153,325    94.2       2,105,519
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     15,347     120,425    99.1       1,225,856
    Escondido, CA
  Pomona Gateway Center.............    1993        96,418    6,487      1,000     103,905   100.0         923,447
    Pomona, CA
  San Fernando Mission Plaza........    1991        50,508    2,293     14,391      67,192   100.0         906,054
    San Fernando, CA
  Torrance Promenade................    1991       215,562   20,496     30,183     266,907    99.8       4,174,802
    Torrance, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0         996,512
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     33,378      56,019    97.8         810,661
    Rancho Cucamonga, CA
  Vista Balboa......................    1988       105,210   12,200         --     117,410   100.0       1,386,271
    San Diego, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             2,666,363  350,102    787,867   3,936,695    96.6      46,209,596
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Charleston Plaza..................    1989       153,131   21,128     52,872     234,496    96.9       2,414,586
    Las Vegas, NV
  Kyrene Village Shopping Center....    1987        95,957    5,120     56,230     161,174    97.6       1,214,931
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     51,191      94,379    97.9         877,930
    Phoenix, AZ
  Randolph Plaza....................    1999       136,110    6,150     30,391     180,382    95.7       1,019,497
    Tucson, AZ

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Loma Square.......................    $13.57      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs, Super Crown
                                                    Books, Staples
  Montebello Town Square............     11.13      Sears, Toys 'R' Us, AMC
    Montebello, CA                                  Theatres, Petco
  Mountain Square Shopping Center...     12.10      Home Depot, Staples,
    Upland, CA                                      Pavilions, Factory 2 U
  North County Plaza................     14.58      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.27      Albertsons, Office Depot
    Escondido, CA
  Pomona Gateway Center.............      8.89      Vons, Pic 'N' Save
    Pomona, CA
  San Fernando Mission Plaza........     13.48      Value Plus (Vons)
    San Fernando, CA
  Torrance Promenade................     15.68      Ross, Marshall's, Office
    Torrance, CA                                    Depot, Linens 'n Things,
                                                    Bookstar, Sears Homelife,
                                                    Loehmann's, Kids 'R' Us
  Vermont-Slauson Shopping Center...      5.87      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.79      Albertson's*, Sav-on Drugs
    Rancho Cucamonga, CA
  Vista Balboa......................     11.81      Albertsons, SportMart
    San Diego, CA
                                        ------
Southern California Region..........     12.15
                                        ------
SOUTHWEST REGION
  Charleston Plaza..................     10.63      Home Base, Lucky*, Sav-on
    Las Vegas, NV                                   Drugs
  Kyrene Village Shopping Center....      7.72      Basha's, Kyrene Lanes
    Chandler, AZ
  North Mountain Village............      9.50      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      5.90      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Southern Palms Center.............    1980       103,875   20,025    111,797     251,663    93.7%   $  2,078,844
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     21,014     136,919    94.3         724,015
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               633,313   57,523    323,495   1,059,013    95.8       8,329,804
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             4,529,563  529,988  2,104,374   7,518,541    95.3      79,884,002
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       291,554   29,610    150,695     509,704    92.6       6,571,462
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    223,960     818,405    90.5      11,898,821
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS......................               759,515   78,594    374,655   1,328,109    91.3      18,470,283
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         457,744
    Banning, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         507,915
    El Centro, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         415,951
    Madera, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         411,132
    Rocklin, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               560,942    3,900         --     564,842   100.0       3,077,083
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             5,850,020  612,482  2,479,029   9,411,492    95.0    $101,431,368
                                                 =========  =======  =========  ==========   =====    ============

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Southern Palms Center.............    $ 8.82      Food 4 Less, Heilig Meyer
    Tempe, AZ                                       Furniture, Staples, Coomers
                                                    Craft Mall
  Sunrise Place Center..............      5.61      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      8.21
                                        ------
COMMUNITY RETAIL CENTERS............     11.15
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     13.93      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Wal-Mart, Albertsons, T.J.
                                                    Maxx, Sony/Magic Johnson
                                                    Theaters
  Media City Center.................     16.06      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
REGIONAL MALLS......................     15.23
                                        ------
SINGLE TENANT FACILITIES
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      5.29      Kmart
    Banning, CA
  Kmart.............................      5.87      Kmart
    El Centro, CA
  Kmart.............................      4.81      Kmart
    Madera, CA
  Kmart.............................      4.75      Kmart
    Rocklin, CA
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      5.45
                                        ------
TOTAL PROPERTIES....................    $11.34
                                        ======

---------------

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                                 MARCH 31, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    122      214,125    $12.73       42,420    $ 2.30      1,000    $13.00      170,705    $15.30
2000.................    147      354,974     14.68       84,447      8.01     31,059     13.06      239,468     17.25
2001.................    228      679,576     14.16      237,558      8.02     33,147     17.01      408,871     17.49
2002.................    210      809,252     12.58      379,299      7.08     52,448     18.33      377,505     17.30
2003.................    145      577,489     11.71      230,054      4.86     48,729     16.14      298,706     16.26
2004.................    152      885,146     11.18      526,080      7.36     39,488     17.54      319,578     16.69
2005.................     89      505,812     15.06      233,340     13.53     46,369     16.08      226,103     16.42
2006.................     53      448,616     12.56      274,068     10.28     37,105     13.07      137,443     16.97
2007.................     38      348,494     11.58      194,957      8.31     45,363     11.84      108,174     17.37
2008.................     29      378,948     11.57      316,437     10.27     29,171     20.02       33,340     16.53
2009.................     28      580,791      7.94      499,666      6.16     62,362     17.78       18,763     22.52
THEREAFTER...........    101    3,158,308      9.74    2,831,694      9.26    186,241     14.10      140,373     13.61
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,342    8,941,531    $11.34    5,850,020    $ 8.63    612,482    $15.52    2,479,029    $16.71
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                                 MARCH 31, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................     68      140,853    $10.66       42,420    $ 2.30      1,000    $13.00       97,433    $14.23
2000.................    117      315,164     13.87       84,447      8.01     27,159     13.72      203,558     16.33
2001.................    187      633,399     12.80      237,558      8.02     33,147     17.01      362,694     15.55
2002.................    177      756,326     11.50      379,299      7.08     51,408     17.81      325,619     15.66
2003.................    123      539,159     10.92      230,054      4.86     48,729     16.14      260,376     15.29
2004.................    125      809,144     10.22      495,508      7.08     31,188     18.68      282,448     14.80
2005.................     75      386,089     13.19      135,761      8.79     44,649     15.49      205,679     15.59
2006.................     45      403,960     11.91      248,764      9.39     30,695     14.14      124,501     16.41
2007.................     31      297,936     10.51      194,957      8.31     45,363     11.84       57,616     16.90
2008.................     25      327,782     10.25      271,480      9.11     24,171     16.71       32,131     14.98
2009.................     23      455,928      8.03      388,844      6.12     48,880     18.10       18,204     21.90
THEREAFTER...........     77    2,098,185     10.96    1,820,471     10.66    143,599     12.73      134,115     13.14
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,073    7,163,925    $11.15    4,529,563    $ 8.70    529,988    $15.12    2,104,374    $15.43
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF MARCH 31, 2000

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                            NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
NUMBER             RETAIL TENANT             STORES      BASE RENT    BASE RENT       GLA         GLA
------             -------------            ---------   -----------   ----------   ---------   ----------
   1     AMC THEATRES(1)..................      6       $ 5,907,780      5.82%       259,842      2.91%
   2     AMERICAN STORES..................     10         3,677,277      3.62%       450,624      5.04%
         (SAV-ON, ALBERTSON'S)
   3     SAFEWAY/VONS.....................      7         3,321,091      3.27%       393,819      4.40%
   4     SAM'S CLUB (WAL-MART)............      3         3,038,834      3.00%       360,741      4.03%
   5     K-MART...........................      6         2,562,498      2.53%       532,624      5.96%
   6     FRED MEYERS (RALPHS/FFL/QFC).....      6         1,995,879      1.97%       299,699      3.35%
   7     T.J. MAXX........................      9         1,991,976      1.96%       247,614      2.77%
   8     HOME DEPOT.......................      2         1,875,930      1.85%       200,549      2.24%
   9     TOYS 'R' US......................      5         1,802,233      1.78%       180,780      2.02%
  10     SEARS............................      6         1,671,983      1.65%       302,041      3.38%
  11     STAPLES..........................      6         1,512,321      1.49%       136,513      1.53%
  12     BARNES & NOBLE...................      4         1,434,609      1.41%        70,276      0.79%
  13     MAGIC JOHNSON THEATRES...........      1         1,288,210      1.27%        67,579      0.76%
  14     ROSS STORES INC..................      5         1,166,621      1.15%       142,852      1.60%
  15     OFFICE DEPOT.....................      4         1,111,023      1.10%       101,594      1.14%
  16     CIRCUIT CITY.....................      3         1,088,400      1.07%        84,680      0.95%
  17     PAYLESS SHOE SOURCE..............     16         1,056,466      1.04%        54,409      0.61%
                                               --       -----------     -----      ---------     -----
         TOTAL............................     99       $36,503,131     35.98%     3,886,236     43.46%
                                               ==       ===========     =====      =========     =====

---------------
(1) Subsequent to March 31, 2000, the Company sold its freestanding AMC Theatre at Covina Town Square. As a result the percentage of Total Base Rent attributable to AMC Theatre is 3.54%.

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF MARCH 31, 2000

                                                                                                 PERCENTAGE
                                                         TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                             NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
NUMBER             RETAIL TENANT              LEASES       BASE RENT     BASE RENT      GLA         GLA
------             -------------             ---------   -------------   ---------   ---------   ----------
   1     GROCERY STORES...................       25       $10,169,507      10.02%    1,275,140     14.26%
   2     THEATRES.........................        8         7,994,557       7.88%      384,694      4.30%
   3     FAST FOOD RESTAURANTS............      194         7,086,625       6.98%      330,429      3.69%
   4     DISCOUNT DEPT. STORES............       11         6,310,887       6.22%    1,113,747     12.45%
   5     RESTAURANTS......................       72         5,727,911       5.65%      371,178      4.15%
   6     DISCOUNT APPAREL STORES..........       36         4,496,999       4.43%      495,491      5.54%
   7     WOMEN'S WEAR.....................       59         4,071,024       4.01%      272,826      3.05%
   8     AUDIO/VIDEO STORES...............       35         3,534,879       3.48%      189,057      2.11%
   9     HOME FURNISHINGS.................       24         3,265,591       3.22%      230,052      2.57%
  10     HOME IMPROVEMENT.................       12         3,127,758       3.08%      362,961      4.06%
  11     BEAUTY SUPPLY/SALONS.............      106         3,029,510       2.99%      171,514      1.92%
  12     DEPARTMENT STORES................        9         2,802,871       2.76%      704,610      7.88%
  13     BANK/FINANCIAL SERVICES..........       59         2,532,968       2.50%      160,980      1.80%
  14     OFFICE SUPPLY STORES.............       10         2,452,598       2.42%      224,937      2.52%
  15     VARIETY STORES...................       32         2,407,949       2.37%      277,498      3.10%
  16     MAJOR SHOE STORES................       38         2,368,776       2.33%      119,804      1.34%
  17     ELECTRONICS......................       21         2,153,823       2.12%      141,346      1.58%
                                                ---       -----------      -----     ---------     -----
         TOTAL............................      751       $73,534,233      72.48%    6,826,264     76.33%
                                                ===       ===========      =====     =========     =====

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                                 (UNAUDITED)
Rental revenues.............................................  $25,209    $26,225
Expense reimbursements......................................    7,710      8,133
Percentage rents............................................      333        618
Other income................................................    1,589      1,190
                                                              -------    -------
          Total Revenues....................................   34,841     36,166
                                                              -------    -------
Interest....................................................   14,691     13,095
Depreciation and amortization...............................    6,469      6,026
Property operating costs:
  Common area...............................................    5,126      5,527
  Property taxes............................................    3,334      3,607
  Leasehold rentals.........................................      364        424
  Marketing.................................................      218        141
  Other operating...........................................    1,103      1,338
General and administrative..................................    1,307      1,530
                                                              -------    -------
          Total Expenses....................................   32,612     31,688
                                                              -------    -------
Income from Operations before Other Items...................    2,229      4,478
Gain on Sale of Assets......................................    2,575     20,575
Minority interests -- Operating Partnership.................     (146)    (4,089)
Minority interests -- Other.................................      (74)       (72)
                                                              -------    -------
Net Income before Extraordinary Loss........................    4,584     20,892
Extraordinary Loss -- Early Extinguishment of Debt..........   (1,864)        --
                                                              -------    -------
Net Income..................................................  $ 2,720    $20,892
                                                              -------    -------
Adjustments to reconcile net income to FFO:
  Depreciation of real property.............................    6,411      5,993
  Minority Interests........................................       59      4,009
  Extraordinary Loss -- Early Extinguishment of Debt........    1,864         --
  Gain on Sale of Assets....................................   (2,575)   (20,575)
  Other.....................................................      463        383
                                                              -------    -------
Funds From Operations -- Basic..............................    8,942     10,702
Adjustments to reconcile Basic to Diluted FFO:
  Debenture interest........................................    2,954      3,142
  Amortization of Deferred costs -- Debentures..............      320        325
                                                              -------    -------
Funds From Operations -- Diluted(1).........................  $12,216    $14,169
                                                              =======    =======

---------------
(1) For purposes of computing FFO, diluted information assumes the conversion of the Company's Debentures at $18 per share as well as other common stock equivalents.

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                               MARCH 31,     DECEMBER 31,
                                                                 2000            1999
                                                              -----------    ------------
                                                              (UNAUDITED)
ASSETS
Rental Properties...........................................  $1,027,281      $1,030,689
Accumulated depreciation and amortization...................    (147,937)       (143,610)
                                                              ----------      ----------
  Rental properties, net....................................     879,344         887,079
Cash and cash equivalents...................................      25,384           5,204
Tenant receivables, net.....................................      13,452          12,267
Other receivables...........................................      12,983           6,181
Restricted cash and securities..............................      21,149          20,577
Deferred charges, net.......................................      22,944          20,966
Other assets................................................       3,254           3,305
                                                              ----------      ----------
          Total.............................................  $  978,510      $  955,579
                                                              ==========      ==========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................  $  557,541      $  524,468
7 1/2% Convertible subordinated debentures..................     128,548         128,548
7 1/4% Exchangeable subordinated debentures.................      30,000          30,000
Accrued distributions.......................................       5,761           9,963
Accrued interest............................................       3,459           5,441
Accounts payable and other accrued expenses.................       6,382           6,760
Accrued construction costs..................................       1,100           1,753
Tenant security and other deposits..........................       5,667           5,948
                                                              ----------      ----------
Total liabilities...........................................     738,458         712,881
                                                              ==========      ==========
MINORITY INTERESTS
Operating partnership (1,759,442 and 1,654,725 units issued
  as of March 31, 2000 and December 31, 1999,
  respectively).............................................      14,504          14,091
Other minority interests....................................       1,393           1,319
                                                              ----------      ----------
Total minority interest.....................................      15,897          15,410
                                                              ----------      ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  26,686,488 and 26,647,968 shares issued and outstanding as
  of March 31, 2000 and December 31, 1999, respectively)....         266             266
Additional paid-in capital..................................     361,153         361,412
Accumulated distributions and deficit.......................    (137,264)       (134,390)
                                                              ----------      ----------
Total stockholders' equity..................................     224,155         227,288
                                                              ----------      ----------
          Total.............................................  $  978,510      $  955,579
                                                              ==========      ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                                 MARCH 31, 2000
                                 (IN THOUSANDS)

                                                                                                          BALANCE      BALANCE
                                                                                   MATURITY   YEARS TO   MARCH 31,   DECEMBER 31,
                  LENDER                              PROPERTY            RATE       DATE     MATURITY     2000          1999
                  ------                              --------           ------    --------   --------   ---------   ------------
FIXED RATE MORTGAGES
 Principal Mutual Life Insurance Company...  North Mountain Village       8.250%   05/01/01      1.1     $  8,168      $  8,182
 Metropolitan Life Insurance Company.......  Date Palm                   10.450%   07/31/02      2.3        9,218         9,254
 The Travelers Insurance Company...........  North County                10.375%   01/31/03      2.8       15,490        15,573
 Nomura Asset Capital Corporation(1).......  Tranche A                    8.938%   04/01/05      5.0       22,150        22,198
 DLJ Mortgage Acceptance Corp..............  Charleston                   8.050%   01/01/06      5.8       15,146        15,201
 Teachers..................................  Pavilions                    7.440%   08/01/06      6.3       23,950        24,064
 Column Financial, Inc.....................  Mineral King                 9.680%   08/01/06      6.3        3,650         3,673
 Eastrich #79 Corporation (AEW)(2).........  Loan # 1                    11.450%   10/15/06      6.5       19,663        19,909
 Eastrich #79 Corporation (AEW)(3).........  Loan # 2                    10.900%   10/15/06      6.5        9,048         9,153
 Chase Commercial Mortgage Banking Corp....  Torrance Promenade           8.300%   11/10/09      9.6       29,931        29,981
 Chase Commercial Mortgage Banking Corp....  Vineyards Marketplace        8.300%   11/10/09      9.6        5,182         5,191
 Chase Commercial Mortgage Banking Corp....  Kyrene Village               8.300%   11/10/09      9.6        7,932         7,945
 Nomura Asset Capital Corporation(1).......  Tranche B                    9.000%   04/01/10     10.0       32,904        32,975
 Merrill Lynch Credit Corporation(9).......  Covina-AMC Theatre           8.440%   04/01/10     10.0       17,390            --
 Aid Association for Lutherans.............  Westgate North               8.300%   04/01/14     14.0        5,788         5,846
 First Union National Bank.................  Gardena, Gresham, Loma       7.750%   07/01/09      9.3       51,680        51,784
                                             Square & Southpointe
                                                                                                ----     --------      --------
       Total Fixed-Rate Mortgages..........                               8.765%                7.62      277,290       260,928
                                                                                                ----     --------      --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(8)..............  Covina, Randolph Plaza       8.500%   06/01/02      2.2       57,810        58,017
                                             Fairwood & Mountain Square
 First Union National Bank(8)..............  Fire Mountain                8.500%   08/01/02      2.3       11,408        11,448
                                                                                                ----     --------      --------
       Total Variable-Rate Mortgages.......                               8.500%                2.20       69,218        69,465
                                                                                                ----     --------      --------
OTHER SECURED DEBT
 CRA -- Certificates of Participation,
   Series 1985.............................  Baldwin Hills                5.300%   12/01/14     14.7       30,000        30,000
 CDC -- Certificates of Participation,
   Series 1985.............................  Willowbrook                  5.200%   12/01/15     15.7        6,000         6,000
 Chase Manhattan Bank(4)...................  Secured Line of Credit                                                     158,075
 G.E. Capital(5)...........................  Secured Line of Credit       8.640%   03/31/02     2.00      175,033
                                                                                                ----     --------      --------
       Total Other Secured Debt............                               8.067%                4.19      211,033       194,075
                                                                                                ----     --------      --------
       TOTAL SECURED DEBT..................                               8.468%                5.65      557,541       524,468
                                                                                                ----     --------      --------
 Convertible debentures(6).................                               7.500%   01/15/01      0.8      128,548       128,548
 Exchangeable debentures(7)................                               7.250%   12/27/03      3.7       30,000        30,000
                                                                                                ----     --------      --------
       TOTAL DEBT OUTSTANDING..............                               8.243%                4.70     $716,089      $683,016
                                                                                                ====     ========      ========

---------------
(1) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and $10.6 million of U.S. Treasury Securities.

(2) Secured by KMart -- Rocklin, KMart -- El Centro, KMart -- Banning, KMart -- Madera, KMart -- Phoenix, Advantage and Huntington Beach.

(3) Secured by Lakewood, Sam's Club -- Downey, and Parkway Place.

(4) Secured line of credit replaced with new GE Capital line of credit March 31, 2000. See (5) below.

(5) Secured by Media City, Montebello, Medford Shopping Center, Ross Center, Madera Marketplace, Pacific Linen, Vancouver Park Place, Sunrise Place, Marshall's Plaza, Ross Plaza -- Silverdale, Covington, Frontier Village and Rheem Valley. Interest based on LIBOR plus 250 basis points.

(6) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(7) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures are convertible into common stock at a conversion price of $18.00 per share or may be put to the Company after December 27, 2000 for the principal amount plus accrued interest.

(8) Interest based on LIBOR plus 250 basis points.

(9) Loan secured by freestanding AMC Theatre; Theatre was subsequently sold April 17, 2000 and loan assumed by new owner.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                 MARCH 31, 2000

                                                  SCHEDULED                    PERCENT OF
                                                 AMORTIZATION    SCHEDULED        DEBT
                     YEAR                          PAYMENTS      MATURITIES     MATURING      TOTAL
                     ----                        ------------    ----------    ----------    --------
2000...........................................    $ 3,900              --                   $  3,900
2001...........................................      5,573        $  8,105         1.6%        13,678
2002...........................................      5,223         251,015(1)     48.7%       256,238
2003...........................................      4,610          14,434         2.8%        19,044
2004...........................................      4,930              --         0.0%         4,930
2005...........................................      4,934          20,953         4.1%        25,887
2006...........................................      3,976          53,846        10.4%        57,822
2007...........................................      2,176              --                      2,176
2008...........................................      2,333              --                      2,333
2009...........................................      1,906          85,212        16.5%        87,118
Thereafter.....................................      2,639          81,776        15.9%        84,415
                                                   -------        --------        ----       --------
Total..........................................    $42,200        $515,341         100%      $557,541
                                                   =======        ========        ====       ========

---------------
(1) Includes amount outstanding on the Company's secured credit facility which is due on March 31, 2002.